UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2009

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2009, the Board of Trustees of Acadia Realty Trust (the “Company”) adopted a first amendment (“First Amendment”) to the Company’s amended and restated bylaws dated as of March 9, 2006 (the “Bylaws”). The First Amendment became effective on March 16, 2009. The Board of Trustees has determined that it is in the best interest of the Company to amend the voting provisions of the Bylaws to provide for majority voting in the case of uncontested elections and has adopted the First Amendment to reflect this determination. Previously, the Bylaws provided for plurality voting for the election of Trustees.

The foregoing description is qualified in its entirety by the First Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number      Description
99.1                          First Amendment to the Amended and Restated Bylaws of Acadia Realty Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date:	March 18, 2009	By:	/s/ Michael Nelsen
			Name:	Michael Nelsen
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number      Description

99.1                          First Amendment to the Amended and Restated Bylaws of Acadia Realty Trust.